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MEMORANDUM OF UNDERSTANDING

Party A: MyWeb Inc
Party B: Beijing Hong Ji Xing Ye (Masslink)

Both parties agree on the following matters after friendly discussion on the matter of promoting and selling MyWeb products and software in the China market:

1. Both parties agree to jointly formulate the strategy and implementation of plans to promote MyWeb products in the China market.

2. After the completion of the field trial, both parties will jointly formulate plans for the market strategy and business operations.

3.   Party B agrees to pay US$    [***]    per year for each user of MyWeb
     product to Party A, as compensation for the right to use MyWeb's technology.

4. Both parties agree to jointly formulate plans for the market strategy and business operations for MyWeb Online Service in China.

5. Party B agrees to install MyWeb Online Service for its subscribers once it has been launched in China.

6. Matters not covered in this agreement will be decided through mutual consensus. Both parties will try to resolve any disputes arising from the implementation of this agreement. Any unresolved disputes between the two parties will be referred to the court of People's Republic of China.


     Party A Signature                       Party B Signature
     /s/ illegible                           /s/ illegible
     -------------------------               -------------------------


[***] A portion of this page has been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.